SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - March 25, 2002
                        --------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2002, providing for the issuance
             of Mortgage Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



     Delaware                    333-53404                     52-2029487
------------------------    ---------------------        -----------------------
(State of Incorporation)    (Commission File No.)        (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the March 25, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Senior Vice President and CFO


Dated:  March 27, 2002

                                                                         ANNEX A

                 Equity One Mortgage Pass-Through Trust 2002-1

                        Statement to Certificateholders

                                 March 25, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1       75,000,000.00   75,000,000.00   3,283,342.43    110,500.00    3,393,842.43    0.00      0.00    71,716,657.57
AF2       47,655,000.00   47,655,000.00           0.00    219,332.14      219,332.14    0.00      0.00    47,655,000.00
AV1       98,145,000.00   98,145,000.00   1,190,825.04    153,106.20    1,343,931.24    0.00      0.00    96,954,174.96
M1        18,600,000.00   18,600,000.00           0.00     97,371.00       97,371.00    0.00      0.00    18,600,000.00
M2        14,000,000.00   14,000,000.00           0.00     78,505.00       78,505.00    0.00      0.00    14,000,000.00
B         12,620,000.00   12,620,000.00           0.00     73,890.10       73,890.10    0.00      0.00    12,620,000.00
R                  0.00            0.00           0.00          0.00            0.00    0.00      0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   266,020,000.00  266,020,000.00   4,474,167.47    732,704.44    5,206,871.91    0.00      0.00   261,545,832.53
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X        266,024,014.84  266,024,014.84           0.00          0.83            0.83    0.00      0.00   262,754,008.43
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AP1     1,000.00000000    43.77789907     1.47333333      45.25123240     956.22210093    AF1     2.040000 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7     1,000.00000000    12.13332355     1.56000000      13.69332355     987.86667645    AV1     2.160000 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                1,000.00000000    16.81891388     2.75432088      19.57323476     983.18108612
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X         N/A         1,000.00000000     0.00000000     0.00000312       0.00000312     987.70785257    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------


--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 st, 14 fl.
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1

                                 March 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal             136,573.66
                                Group I Curtailments                     24,792.27
                                Group I Prepayments                   2,238,309.73
                                Group I Liquidation Proceeds                  0.00

                                Group II Scheduled Principal             54,510.12
                                Group II Curtailments                     7,072.48
                                Group II Prepayments                    808,748.15
                                Group II Liquidation Proceeds                 0.00

                                Extra Principal Distribution Amount   1,204,161.06

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1            110,500.00
                                Unpaid Interest - AF-1                        0.00
                                Remaining Unpaid Interest - AF-1              0.00

                                Interest Distribution - AF-2            219,332.14
                                Unpaid Interest - AF-2                        0.00
                                Remaining Unpaid Interest - AF-2              0.00

                                Interest Distribution - AV-1            153,106.20
                                Unpaid Interest - AV-1                        0.00
                                Remaining Unpaid Interest - AV-1              0.00

                                Interest Distribution - M-1              97,371.00
                                Unpaid Interest - M-1                         0.00
                                Remaining Unpaid Interest - M-1               0.00

                                Interest Distribution - M-2              78,505.00
                                Unpaid Interest - M-2                         0.00
                                Remaining Unpaid Interest - M-2               0.00

                                Interest Distribution - B                73,890.10
                                Unpaid Interest - B                           0.00
                                Remaining Unpaid Interest - B                 0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall          0.00
                                Class AF-2 Available Funds Shortfall          0.00
                                Class AV-1 Available Funds Shortfall          0.00
                                Class M-1 Available Funds Shortfall           0.00
                                Class M-2 Available Funds Shortfall           0.00
                                Class B Available Funds Shortfall             0.00


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1

                                 March 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance      167,878,336.92
                                Group I Ending Pool Balance         165,478,661.26
                                Group II Beginning Pool Balance      98,145,677.92
                                Group II Ending Pool Balance         97,275,347.17
                                Total Beginning Pool Balance        266,024,014.84
                                Total Ending Pool Balance           262,754,008.43

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                    69,949.31
                                Group II Servicing Fee                   40,894.03

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                        Current Distribution             79,238.79
                                Group I Recouped Advances Included in
                                        Current Distribution                  0.00
                                Group I Aggregate Amount of Advances
                                        Outstanding                      79,238.79
                                Group II Delinquency Advances Included in
                                        Current Distribution             61,217.49
                                Group II Recouped Advances Included in
                                        Current Distribution                  0.00
                                Group II Aggregate Amount of Advances
                                        Outstanding                      61,217.49

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

--------------------------------------------------------------------------------
                        Group 1
--------------------------------------------------------------------------------
Period          Number       Principal Balance      Percentage
 0-30 days      262             26,873,775.67         16.24 %
31-60 days       14              1,212,960.37          0.73 %
61-90 days        4                263,974.64          0.16 %
 91+days          0                      0.00          0.00 %
  Total         280             28,350,710.68         17.13 %
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Group 2
--------------------------------------------------------------------------------
Period          Number       Principal Balance       Percentage
 0-30 days      68              7,361,584.35            7.57 %
31-60 days       3                284,938.83            0.29 %
61-90 days       0                      0.00            0.00 %
 91+days         0                      0.00            0.00 %
  Total         71              7,646,523.18            7.86 %
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1

                                 March 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0             0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0             0.00              0.00 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO
                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0             0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0             0.00              0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans             0.00
                                Market Value of Group II REO Loans            0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest Loans

                                Group I Three Largest Loans           1,374,170.12
                                Group II Three Largest Loans          1,329,543.06

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover
                                Class AF Net WAC Cap Carryover Amounts Due    0.00
                                Class AF Net WAC Cap Carryover Amounts Paid   0.00
                                Class AF Net WAC Cap Carryover Remaining
                                        Amounts Due                           0.00
                                Class AV Net WAC Cap Carryover Amounts Due    0.00
                                Class AV Net WAC Cap Carryover Amounts Paid   0.00
                                Class AV Net WAC Cap Carryover Remaining
                                        Amounts Due                           0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans w/ Original
                        Terms <= 36 Months 60+ Delinquent

                                Group I Aggregate Principal Balance of
                                        Balloon Loans                         0.00
                                Group II Aggregate Principal Balance of
                                        Balloon Loans                         0.00

Sec. 4.03 (a)(xv),(xxi) Loan Losses

                                Group I Current Period Loan Losses            0.00
                                Group I Cumulative Loan Losses                0.00
                                Group II Current Period Loan Losses           0.00
                                Group II Cumulative Loan Losses               0.00


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                 Equity One Mortgage Pass-Through Trust 2002-1

                                 March 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased           0.00
                                Group II Number of Loans Repurchased          0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding Loans
                        (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate        9.35
                                Group II Weighted Average Mortgage Rate       9.25

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term     248.00
                                Group II Weighted Average Remaining Term    354.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)
                                Overcollateralization Amount          1,208,175.90
                                Overcollateralization Target Amount   9,044,816.50
                                Overcollateralization Release Amount          0.00
                                Overcollateralization Deficiency
                                        Amount                        7,836,640.60

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                        continuing?                             NO
                                Cumulative Realized Losses as a percentage
                                        of the Original Pool Balance          0.00 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans
                                60+ Day Delinquent Loans as a percentage
                                        of the current Pool Balance           0.10 %


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.